UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 15, 2007

eMERGE INTERACTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29037	65-0534535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10305 102nd Terrace Sebastian, FL		32958
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (772) 581-9700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 15, 2007, eMerge Interactive, Inc. (the “Company) and Origin Micro Systems, LLC (“Origin”) executed an Asset Purchase Agreement (the “Purchase Agreement”) for the sale of substantially all of the assets relating primarily to the Company’s CattleLog, or “Animal Information Solutions,” business to Origin. A copy of the press release announcing the execution of the Purchase Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Purchase Agreement set forth herein and in the attached press release is qualified in its entirety by reference to Exhibit 10.1.

On March 15, 2007, the Company and Chad, Inc. (“Chad”) executed a side letter (the “Side Letter”) amending certain provisions of the non-binding term sheet, dated as of February 14, 2007, previously disclosed as of that date (the “Term Sheet”), relating to the sale of substantially all of the assets relating primarily to the Company’s VerifEYE business to Chad, increasing the purchase price from $250,000 to $370,000 and removing Chad’s obligation to assume certain liabilities. A copy of the press release announcing the execution of the Side Letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Side Letter is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The description of the Side Letter set forth herein and in the attached press release is qualified in its entirety by reference to Exhibit 10.2.

Item 1.02.	Termination of a Material Definitive Agreement.

By a Termination Agreement and Mutual Release (the “Termination Agreement”), dated March 15, 2007, the Company and BFT Acquisition, LLC have mutually agreed to terminate the previously announced asset purchase agreement between them and release each other from any claims relating to such asset purchase agreement. A copy of the press release announcing the execution of the Termination Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Termination Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The description of the Termination Agreement set forth herein and in the attached press release is qualified in its entirety by reference to Exhibit 10.3.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 20, 2007, the Company completed the disposition of substantially all of the assets relating primarily to the Company’s CattleLog, or “Animal Information Solutions,” business unit to Origin. A copy of the press release announcing completion of the sale of substantially all of the assets relating primarily to the Company’s CattleLog business to Origin is attached hereto as Exhibit 99.1. A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Purchase Agreement set forth herein and in the attached press release is qualified in its entirety by reference to Exhibit 10.1.

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Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Asset Purchase Agreement, dated as of March 15, 2007, by and between eMerge Interactive, Inc. and Origin Micro Systems, LLC.

10.2	Side Letter, dated as of March 15, 2007, by and between eMerge Interactive, Inc. and Chad, Inc.

10.3	Termination and Mutual Release Agreement, dated as of March 15, 2007, by and between eMerge Interactive, Inc. and BFT Acquisition, LLC.

99.1	Press release, issued by eMerge Interactive, Inc. on March 20, 2007, announcing (1) the execution of the Purchase Agreement for the CattleLog assets, dated as of March 15, 2007, by and between eMerge Interactive, Inc. and Origin Micro Systems, LLC and the closing of such transaction on March 20, 2007, (2) the execution of the Side Letter, dated as of March 15, 2007, by and between eMerge Interactive, Inc. and Chad, Inc. and (3) the Termination and Mutual Release Agreement, dated as of March 15, 2007, by and between eMerge Interactive, Inc. and BFT Acquisition, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 20, 2007

eMerge Interactive, Inc.

By:	/s/ DAVID C. WARREN
David C. Warren
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.:	Description:
10.1	Asset Purchase Agreement, dated as of March 15, 2007, by and between eMerge Interactive, Inc. and Origin Micro Systems, LLC.

10.2	Side Letter, dated as of March 15, 2007, by and between eMerge Interactive, Inc. and Chad, Inc.

10.3	Termination and Mutual Release Agreement, dated as of March 15, 2007, by and between eMerge Interactive, Inc. and BFT Acquisition, LLC.

99.1	Press release, issued by eMerge Interactive, Inc. on March 20, 2007, announcing (1) the execution of the Purchase Agreement for the CattleLog assets, dated as of March 15, 2007, by and between eMerge Interactive, Inc. and Origin Micro Systems, LLC and the closing of such transaction on March 20, 2007, (2) the execution of the Side Letter, dated as of March 15, 2007, by and between eMerge Interactive, Inc. and Chad, Inc. and (3) the Termination and Mutual Release Agreement, dated as of March 15, 2007, by and between eMerge Interactive, Inc. and BFT Acquisition, LLC.